EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                Each of the undersigned hereby certifies, in his capacity as an officer of August Technology Corporation (the “Company”), for purposes of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)                                  The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2005

/s/ Jeff L. O’Dell
Jeff L. O’Dell
Chief Executive Officer

/s/ Stanley D. Piekos
Stanley D. Piekos
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to August Technology Corporation and will be retained by August Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.